Exhibit 99.2
Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Unless otherwise noted, information is presented on a GAAP basis Note: Q1'08 actual EPS reflects the acquisition of Komag, Inc. and a one-time net tax charge of $60M. Q2'09 includes restructuring charge of $113M (r) Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 TAM 113.0 111.8 133.6 143.7 131.6 131.9 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.0 167.5 159.5 Share 21.7% 22.3% 22.0% 23.9% 26.3% 26.7% 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.9% 31.2% 31.2% Units (HDD) 24.5 24.9 29.4 34.2 34.5 35.2 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 52.2 49.8 ASP $58 $55 $59 $61 $59 $56 $53 $51 $50 $48 $49 $52 $51 $47 $46 $47 $45 Revenue $1,410 $1,367 $1,766 $2,204 $2,111 $1,993 $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 $2,252 Gross Margin $222 $205 $323 $513 $477 $425 $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 Gross Margin % 15.7% 15.0% 18.3% 23.3% 22.6% 21.3% 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% R&D $75 $79 $91 $122 $123 $128 $133 $119 $125 $132 $142 $154 $160 $154 $167 $169 $179 SG&A $32 $47 $48 $59 $56 $56 $57 $42 $49 $52 $53 $60 $64 $61 $59 $66 $63 Other $ - $ - $49 $ - $ - $ - $ - $113 $18 ($23) $ - $ - $ - $27 $ - $ - $10 Total Operating Expenses $107 $126 $188 $181 $179 $184 $190 $274 $192 $161 $195 $214 $224 $242 $226 $235 $252 Operating Income $115 $79 $135 $332 $298 $241 $234 $16 $61 $209 $319 $473 $441 $293 $211 $240 $158 Net Income $121 $212 $69 $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 EPS $0.53 $0.94 $0.31 $1.35 $1.23 $0.94 $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 $0.96 $0.62 Diluted Shares Outstanding 226 225 224 226 227 227 226 224 226 227 230 232 234 235 234 235 236 Top 10 Customers Revenue 46% 48% 46% 47% 48% 53% 51% 49% 47% 52% 56% 55% 51% 52% 50% 48% 49% Revenue by Channel OEM 47% 47% 50% 48% 50% 57% 56% 57% 48% 54% 52% 48% 49% 54% 50% 45% 47% Distributors 34% 36% 31% 34% 34% 24% 26% 21% 30% 29% 31% 30% 33% 29% 32% 33% 33% Retail 19% 17% 19% 18% 16% 19% 18% 22% 22% 17% 17% 22% 18% 17% 18% 22% 20% Revenue by Geography Americas 36% 40% 34% 32% 28% 29% 23% 23% 26% 24% 22% 25% 24% 25% 23% 22% 22% Europe 29% 26% 33% 32% 31% 25% 29% 29% 28% 22% 22% 25% 24% 21% 23% 25% 24% Asia 35% 34% 33% 36% 41% 46% 48% 48% 46% 54% 56% 50% 52% 54% 54% 53% 54% Compute Units Notebook 2.960 2.986 4.785 7.134 8.819 9.878 12.411 11.187 7.932 14.670 16.528 17.735 17.072 16.802 16.582 17.385 16.227 Desktop 15.399 15.731 16.674 18.331 17.834 15.863 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 20.411 20.118 Non-Compute Units Consumer Electronics 2.579 2.692 3.707 4.077 3.109 4.097 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 4.709 4.765 Branded 2.596 2.317 2.910 3.390 3.456 4.081 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 7.427 6.404 Enterprise Units 0.978 1.127 1.281 1.280 1.324 1.266 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 2.284 2.318 Total HDD Units 24.512 24.853 29.357 34.212 34.542 35.185 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 52.216 49.832 Amounts in millions; except per share amounts, ASP percentages. Revenue by Geography Rolling Four Quarters Ending Q3 FY08 Revenue by Geography Rolling Four Quarters Ending Q3 FY11 (CHART) (CHART) Asia 54% Europe 23% Americas 23% (CHART) Asia 36% Europe 31% Americas 33% (CHART) (CHART) (CHART)

Page ? 2 (r) Free Cash Flow Return on Assets R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin 18%-23% Operating Expense 9%-10% Operating Income 8%-14% Tax 6%-9% of Income Before Tax Capital Expenditures 7%-8% Inventory Turns 12-16 Turns Conversion Cycle 4-8 Days Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 Cash and Cash Equivalents $704 $700 $651 $917 $917 $1,104 $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 $3,230 Debt $27 $22 $1,018 $775 $514 $509 $507 $504 $502 $482 $463 $444 $425 $400 $375 $350 $325 Net Cash and Cash Equivalents $677 $678 ($367) $142 $403 $595 $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 $2,905 Cash Flow From Operations $164 $154 $219 $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 Free Cash Flow $94 $69 $56 $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 Capital Expenditures $70 $85 $163 $169 $137 $146 $162 $140 $106 $111 $176 $199 $177 $185 $200 $250 $175 Depreciation and Amortization $55 $61 $78 $111 $111 $113 $117 $122 $119 $122 $121 $126 $128 $134 $150 $151 $151 EBITDA $170 $140 $213 $443 $409 $354 $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 Accounts Receivable, Net $715 $697 $985 $1,086 $1,014 $1,010 $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 $1,171 Inventory Raw Materials $12 $12 $165 $171 $153 $144 $129 $124 $104 $97 $96 $102 $115 $159 $155 $141 $151 Work in Process $86 $94 $145 $131 $131 $145 $168 $159 $152 $154 $173 $212 $254 $255 $266 $274 $260 Finished Goods $145 $153 $151 $157 $171 $167 $180 $163 $129 $125 $126 $139 $138 $146 $140 $153 $163 Inventory, Net $243 $259 $461 $459 $455 $456 $477 $446 $385 $376 $395 $453 $507 $560 $561 $568 $574 Property and Equipment, Net $672 $741 $1,516 $1,560 $1,529 $1,668 $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 $2,249 Accounts Payable $851 $882 $1,106 $1,216 $1,144 $1,181 $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 $1,486 Days Sales Outstanding 46 46 51 45 44 46 47 46 47 47 47 47 43 48 50 46 47 Days Inventory Outstanding 19 20 29 25 25 27 26 27 26 24 21 21 23 28 26 26 28 Days Payables Outstanding 65 69 70 66 64 69 66 64 68 69 72 71 69 74 79 74 73 Cash Conversion Cycle - (3) 10 4 5 4 7 9 5 2 (4) (3) (3) 2 (3) (2) 2 Inventory Turns 20 18 13 15 14 14 14 14 14 15 17 17 16 13 14 14 13 Shares Repurchased 1.5 2.5 0.8 - 1.5 - 1.2 - - - - - - - 1.8 - - Shares Repurchased $ $29 $45 $16 $ - $44 $ - $36 $ - $ - $ - $ - $ - $ - $ - $50 $ - $ - Remaining Amount Authorized $107 $62 $46 $46 $502 $502 $466 $466 $466 $466 $466 $466 $466 $466 $416 $416 $416 R4Q ROIC 32.3% 28.7% 27.3% 31.4% 33.8% 34.0% 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% 15.6% R4Q ROA 18.7% 16.8% 16.4% 19.0% 20.7% 21.2% 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% 10.9% Worldwide Headcount 27,277 29,572 41,263 42,534 41,876 50,072 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 61,349 Balance sheet, cash flows, earnings and share repurchase amounts in millions (CHART) (CHART) (CHART) (CHART) Note: Unless otherwise noted, information is presented on a GAAP basis

Page ? 3 Footnotes FY08 and Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media Worldwide Headcount excludes temporary employees 4. Q4 FY10 SG&A and Other have been revised to break out litigation settlement expense (r) Formulas Share = Units / TAM ASP = Revenue / Units Free Cash Flow = Cash Flow from Operations - Capital Expenditures EBITDA = Net income + Interest Expense + Income Tax Expense + Depreciation and Amortization Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days) Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days) Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days) Cash Conversion Cycle = DSO + DIO - DPO Inventory Turns = 364 days / DIO R4Q ROIC = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt) R4Q ROA = R4Q Net Income from Continuing Operations / R4Q Average Total Assets

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11
Reconciliation of Cash Flows from Operations to Free Cash Flow																	
Cash Flows from Operations	$164	$154	$219	$519	$431	$229	$301	$300	$355	$349	$434	$557	$588	$363	$390	$505	$313
Capital Expenditures	(70)	(85)	(163)	(169)	(137)	(146)	(162)	(140)	(106)	(111)	(176)	(199)	(177)	(185)	(200)	(250)	(175)
Free Cash Flow	$94	$69	$56	$350	$294	$83	$139	$160	$249	$238	$258	$358	$411	$178	$190	$255	$138
Reconciliation of Net Income to EBITDA																	
Net Income	$121	$212	$69	$305	$280	$213	$211	$14	$50	$196	$288	$429	$400	$265	$197	$225	$146
Interest Expense	(7)	(7)	(3)	16	8	4	4	9	3	2	2	2	1	1	-	1	(1)
Income Tax Expense	1	(126)	69	11	10	24	19	(7)	8	11	29	42	40	27	14	14	13
Depreciation and Amortization	55	61	78	111	111	113	117	122	119	122	121	126	128	134	150	151	151
EBITDA	$170	$140	$213	$443	$409	$354	$351	$138	$180	$331	$440	$599	$569	$427	$361	$391	$309

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